SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 24, 2007

                          AIR INDUSTRIES GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                      000-29245                  20-4458244
       --------                      ---------                  ----------
       State of                      Commission                 IRS Employer
     Incorporation                   File Number                I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This amendment supplements the Current Report on Form 8-K filed by Air Industries Group, Inc. ("we," "our," "us," "Gales" or the "Company") with the Securities and Exchange Commission on August 24 2007, in which we disclosed the completion of our acquisition of all the outstanding capital stock of Welding Metallurgy, Inc., to include in such report the financial statements of Welding Metallurgy, Inc. for the years ended December 31, 2006 and 2005 and the periods ended June 30, 2007 and 2006, required by Item 9.01(a) and the pro forma financial information for the years ended December 31, 2006 and 2005 and the periods ended June 30, 2007 and 2006 required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

                            WELDING METALLURGY, INC.

                            FINANCIAL STATEMENTS AND
                            SUPPLEMENTARY INFORMATION

                               FOR THE YEARS ENDED
                                DECEMBER 31, 2006
                                DECEMBER 31, 2005

                            WELDING METALLURGY, INC.

                                Table of Contents

                               For the Years Ended
                                December 31, 2006
                                December 31, 2005

                                                                           PAGES
                                                                           -----

Auditors' Report                                                             1

Comparative Balance Sheets                                                  2-3

Comparative Statements of Income and Retained Earnings                       4

Comparative Statements of Cash Flows                                        5-6

Notes to Financial Statements                                               7-10

Supplementary Information:

  Comparative Schedules of Cost of Goods Sold                                11

  Comparative Schedules of Expenses                                          12

                          Independent Auditors' Report

Board of Directors
Welding Metallurgy, Inc.

      We have audited the accompanying Comparative Balance Sheets of Welding Metallurgy, Inc. as of December 31, 2006 and December 31, 2005 and the related Statements of Income and Retained Earnings, and Cash Flows for each of the years then ended. These financial statements are the responsibility of the Welding Metallurgy, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Welding Metallurgy, Inc. as of December 31, 2006 and December 31, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules of cost of goods sold and expenses is presented only for supplementary analysis purposes. Such information has not been subjected to the inquiry and analytical procedures applied in the audit of the basic financial statements, but was compiled from information that is the representation of management, without audit or review. Accordingly, we do not express an opinion or any other form of assurance on the supplementary information.

                                                    Respectfully submitted,


                                                    BILDNER & GIANNASCO, LLP
                                                    Certified Public Accountants

Jericho, New York
October 1, 2007

                            WELDING METALLURGY, INC.

                           Comparative Balance Sheets

                                                    DECEMBER 31,    DECEMBER 31,
        ASSETS                                         2006            2005
                                                    ------------    ------------
CURRENT ASSETS
  Cash and Cash Equivalents                          $  672,457      $  989,340
  Accounts Receivable                                   270,741         725,226
  Inventory                                             220,059         212,525
  Prepaid Expenses                                          354           1,204
                                                     ----------      ----------

TOTAL CURRENT ASSETS                                 $1,163,611      $1,928,295
                                                     ----------      ----------

FIXED ASSETS - AT COST
  Property and Equipment                             $1,707,445      $1,456,178
  Less: Accumulated Depreciation                      1,217,670       1,072,012
                                                     ----------      ----------

FIXED ASSETS - NET                                   $  489,775      $  384,166
                                                     ----------      ----------

OTHER ASSETS                                         $   20,090      $   20,090
                                                     ----------      ----------

TOTAL ASSETS                                         $1,673,476      $2,332,551
                                                     ==========      ==========

             The accompanying audit report and notes are an integral
                            part of these statements.

                            WELDING METALLURGY, INC.

                           Comparative Balance Sheets

         LIABILITIES AND                            DECEMBER 31,    DECEMBER 31,
       STOCKHOLDERS' EQUITY                            2006            2005
                                                    ------------    ------------
CURRENT LIABILITIES
  Accounts Payable                                   $  171,947      $  212,678
  Notes Payable - Current Portion                        93,731              --
  Accrued Operating Expenses                             34,850          29,376
                                                     ----------      ----------

TOTAL CURRENT LIABILITIES                            $  300,528      $  242,054
                                                     ----------      ----------

LONG-TERM LIABILITIES
  Notes Payable - Long Term                          $   90,737      $       --
                                                     ----------      ----------

TOTAL LONG-TERM LIABILITIES                          $   90,737      $       --
                                                     ----------      ----------

TOTAL LIABILITIES                                    $  391,265      $  242,054
                                                     ----------      ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common Stock (No par value; 200 shares
    authorized; 100 shares issued and
    outstanding)                                     $      437      $      437
  Retained Earnings                                   1,281,774       2,090,060
                                                     ----------      ----------

TOTAL STOCKHOLDERS' EQUITY                           $1,282,211      $2,090,497
                                                     ----------      ----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                 $1,673,476      $2,332,551
                                                     ==========      ==========

                            WELDING METALLURGY, INC.

             Comparative Statements of Income and Retained Earnings

                                                         FOR THE YEAR ENDED
                                                         ------------------
                                                    DECEMBER 31,    DECEMBER 31,
                                                       2006            2005
                                                    ------------    ------------
REVENUE                                              $4,456,376      $5,252,414
                                                     ----------      ----------

COST OF GOODS SOLD                                   $2,011,151      $2,682,565
                                                     ----------      ----------

GROSS PROFIT                                         $2,445,225      $2,569,849
                                                     ----------      ----------

EXPENSES
  Selling, General, and Administrative               $1,966,350      $1,581,247
  Interest                                                2,480              --
  Franchise Tax                                             425             425
                                                     ----------      ----------

TOTAL EXPENSES                                       $1,969,255      $1,581,672
                                                     ----------      ----------

NET INCOME FROM OPERATIONS                           $  475,970      $  988,177

INTEREST INCOME                                          53,744          63,038
                                                     ----------      ----------

NET INCOME FOR YEAR                                  $  529,714      $1,051,215

DISTRIBUTIONS                                        (1,338,000)     (2,585,000)

RETAINED EARNINGS, BEGINNING OF YEAR                  2,090,060       3,623,845
                                                     ----------      ----------

RETAINED EARNINGS, END OF YEAR                       $1,281,774      $2,090,060
                                                     ==========      ==========

             The accompanying audit report and notes are an integral
                            part of these statements.

                         WELDING METALLURGY, INC.

                   Comparative Statements of Cash Flows

                                                         FOR THE YEAR ENDED
                                                         ------------------
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2006            2005
                                                        ----            ----

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income for Year                               $   529,714     $ 1,051,215
  Adjustments to Reconcile Net Income to Net
    Cash Provided by Operating Activities:
      Depreciation                                      145,657         133,104
  Changes in Assets and Liabilities:
  (Increase) Decrease In -
   Accounts Receivable                                  454,485         593,341
   Inventory                                             (7,534)       (100,670)
   Prepaid Expenses                                         850          14,796
   Other Current Assets                                      --         (11,340)
  Increase (Decrease) In -
   Accounts Payable                                     (40,730)         80,769
   Accrued Operating Costs                                5,474           8,433
                                                    -----------     -----------

NET CASH PROVIDED BY
  OPERATING ACTIVITIES  (Forward)                   $ 1,087,916     $ 1,769,648
                                                    -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Equipment                             $  (251,267)    $  (100,449)
                                                    -----------     -----------

NET CASH (USED) BY
  INVESTING ACTIVITIES (Forward)                    $  (251,267)    $  (100,449)
                                                    -----------     -----------

                            WELDING METALLURGY, INC.

                      Comparative Statements of Cash Flows
                                   (Continued)

                                                        FOR THE YEAR ENDED
                                                        -----------------
                                                    DECEMBER 31,   DECEMBER 31,
                                                        2006           2005
                                                        ----           ----

NET CASH PROVIDED BY
  OPERATING ACTIVITIES (Forward)                     $ 1,087,916    $ 1,769,648
                                                     -----------    -----------

NET CASH (USED) BY
  INVESTING ACTIVITIES (Forward)                     $  (251,267)   $  (100,449)
                                                     -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in Bank Debt                              $   184,468    $        --
  Distributions                                       (1,338,000)    (2,585,000)
                                                     -----------    -----------

NET CASH (USED) BY
  FINANCING ACTIVITIES                               $(1,153,532)   $(2,585,000)
                                                     -----------    -----------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS          $  (316,883)   $  (915,801)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR             989,340      1,905,141
                                                     -----------    -----------

CASH AND CASH EQUIVALENTS, END OF YEAR               $   672,457    $   989,340
                                                     ===========    ===========

Supplemental Disclosure of Cash Flow Information:

  Interest Paid                                      $     2,480    $        --
                                                     -----------    -----------

  Income Taxes Paid                                  $       425    $       425
                                                     -----------    -----------

        The accompanying audit report and notes are an integral
                       part of these statements.

                            SUPPLEMENTARY INFORMATION

                            WELDING METALLURGY, INC.

                  Comparative Schedules of Costs of Goods Sold

                                                         FOR THE YEAR ENDED
                                                         ------------------
                                                      DECEMBER 31,  DECEMBER 31,
                                                          2006          2005
                                                          ----          ----

COST OF GOODS SOLD
  Inventory, Beginning                                 $  212,525    $  236,623
  Purchases, Hardware & Materials & Sub Contracting       669,841     1,188,875
  Direct Labor                                            422,190       475,717
  Manufacturing Overhead                                  926,654       993,875
                                                       ----------    ----------
                                                       $2,231,210    $2,895,090
  Less: Inventory, Ending                                 220,059       212,525
                                                       ----------    ----------

COST OF GOODS SOLD                                     $2,011,151    $2,682,565
                                                       ----------    ----------

MANUFACTURING OVERHEAD
  Rent                                                 $   59,533    $   81,942
  Supplies                                                 66,287        98,637
  Equipment Rental                                          5,084         5,224
  Utilities                                                28,377        27,268
  Repairs and Maintenance                                   6,917        15,783
  Depreciation                                            158,232       133,576
  Truck and Auto                                           11,945        10,352
  Supervisor and Quality Control                          458,931       478,340
  Payroll Taxes                                           131,348       142,753
                                                       ----------    ----------

TOTAL MANUFACTURING OVERHEAD                           $  926,654    $  993,875
                                                       ==========    ==========

             The accompanying audit report and notes are an integral
                            part of these statements.

                            WELDING METALLURGY, INC.

                        Comparative Schedules of Expenses

                                                        FOR THE YEAR ENDED
                                                        ------------------
                                                   DECEMBER 31,     DECEMBER 31,
                                                      2006              2005
                                                      ----              ----

SELLING, GENERAL, AND
  ADMINISTRATIVE EXPENSES

  Advertising                                      $    1,012        $       --
  Travel                                               29,243            28,744
  Auto Leases                                          24,311            11,651
  Entertainment                                        18,352            13,170
  Freight and Delivery                                 30,173            32,286
  Officers' Salaries                                1,221,500           763,000
  Other Wages                                         357,900           466,897
  Employee Benefits                                        --            52,232
  Office Supplies                                      21,349            31,838
  Computer Expense                                     47,492            40,187
  Insurance                                            51,842            33,925
  Hospitalization                                      48,077            36,616
  Outside Services                                     60,327            11,283
  Telephone                                             6,914             6,854
  Dues and Subscriptions                                1,806             7,066
  Licenses and Fees                                       800               809
  Seminars                                             11,315             7,848
  Professional Fees                                    16,645            15,853
  Holiday Party                                        14,734             3,449
  Donations                                             1,695            13,505
  Security                                                 --               127
  Bank Charges                                            863             3,907
                                                   ----------        ----------

TOTAL SELLING, GENERAL, AND
  ADMINISTRATIVE EXPENSES                          $1,966,350        $1,581,247
                                                   ==========        ==========

             The accompanying audit report and notes are an integral
                            part of these statements.

                            WELDING METALLURGY, INC.

                          Notes to Financial Statements
                               For the Years Ended
                                December 31, 2006
                                December 31, 2005

1 - SIGNIFICANT ACCOUNTING POLICIES

      Background of Company

      Welding Metallurgy, Inc. ("the Company") is a New York Subchapter S corporation and is 100% owned by the Gantt family. The Company is in the business of welding, inspecting, and metal fabrication as a supplier to firms in the aircraft and rotorcraft businesses that are part of the defense industry. The company operates in a single, leased 10,000 sq. ft. facility in West Babylon, NY and all of its sales are to US companies. There are 25 full time employees.

      As a Subchapter S corporation, the Company is not taxed as a separate legal entity; its profits pass through to the owners and become part of the owners' taxable income. Accordingly, the Company records no income tax expense on its books and pays no corporate income taxes.

      Cash & Cash Equivalents

      Cash and cash equivalents include all highly liquid debt instruments with an original maturity of three month or less. Cash consists of aggregate cash balances in the Company's bank accounts and cash equivalents consist primarily of money market accounts.

      Accounts Receivable

      Receivables are generally due within 30 days. The company sells to a small number of customers who are major suppliers to the defense industry. Management has determined that no reserve for bad debts is required for the balances presented.

      Concentration of Credit Risk

      Financial instruments that potentially subject the Company to concentrations of credit risk consist of trade accounts receivable. The Company grants credits to its customers, which are located in the United States.

      Inventory

      Inventory is stated at the lower of cost-or market, on a FIFO basis.

      Property and Equipment

      Property and equipment are carried at cost less accumulated depreciation and amortization. The Company maintains a policy to capitalize all property and equipment purchases in excess of $1,000. Expenditures for repairs and improvements in excess of $1,000 that add to the productive capacity or extend the useful life of an asset are capitalized. Repair and maintenance charges are expensed as incurred. Property under a capital lease is capitalized and amortized over the lease terms. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and any related gain or loss is reflected in earnings.

      Property, Plant and Equipment

      The Company depreciates all property, plant, and equipment over 7 years using the double declining balance method of depreciation. Expenditures for repairs and maintenance are expensed and major betterments are capitalized.

      Impairment of Long-Lived Assets

      The Company reviews long-lived assets for impairment at the facility level annually or when events or circumstances indicate that the carrying value of such assets may not be fully recoverable. Impairment is evaluated based on the sum of undiscounted estimated future cash flows expected to result from use of the assets compared to their carrying value. If impairment is recognized, the carrying value of the impaired asset is reduced to its fair value, based on discounted estimated future cash flows.

      Finance Costs

      Costs connected with obtaining and executing debt arrangements are capitalized and amortized on the straight-line basis over the term of the related debt.

      Revenue Recognition

      Sales are recorded at the time of shipment. Pre-acceptance inspections by customers are generally performed at the Company's plant before a part is released for shipment.

      Expenses

      Selling, general, and administrative costs are charged to expenses as incurred.

      Use of Estimates

      In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. The more significant management estimates are the useful lives of property and equipment, provisions for inventory obsolescence, unamortized finance costs, accrued expenses, and various contingencies. Actual results could differ from those estimates. Changes in facts and circumstances may result in revised estimates, which are recorded in the period in which they become known.

      Fair Value of Financial Instruments

      The Company has estimated the fair value of financial instruments using available market information and other valuation methodologies in accordance with Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments."

      Management of the Company believes that the fair value of financial instruments, consisting of cash, accounts receivable, accounts payable and accrued liabilities, approximates carrying value due to the immediate or short-term maturity associated with these instruments and that the notes payable is carried at fair value in that it carries interest rates that are comparable to similar instruments with similar maturities.

      Income Taxes

      The Company has elected to be taxed as a Small Business Corporation and, consequently, no Federal tax liability is reflected on the Comparative Statements of Income and Retained Earnings.

2 - INVENTORY

      Inventory consists of the following:

                                                    2006         2005
                                                    ----         ----

          Raw Materials                          $  40,235    $  47,635
          Work in Progress                         173,456      154,664
          Finished Goods                             6,368       10,226
                                                 ---------    ---------
                                                 $ 220,059    $ 212,525
                                                 =========    =========

3 - NOTES PAYABLE - BANK

      The Company financed the acquisition of certain machinery with a financial institution in an amount of $200,000. The terms of the agreement are 23 monthly payments of $9,006.22 which includes interest at a rate of 7.46%.

      Principal payments over the next two years are as follows:

              2007            $  93,731
              2008            $  90,737

      Subsequent to the Balance Sheet date, this note was satisfied from the purchaser as part of the "Purchase Agreement" (see Note 6).

4 - EMPLOYEE BENEFITS

      The Company had offered eligible employees the option of investing in a tax-deferred Individual Retirement Account (IRA). This plan was intended to be used in combination with their Social Security benefits and personal resources to provide them with supplemental income upon retirement. The Plan was terminated in October 2005.

5 - COMMITMENTS AND CONTINGENCIES

      The Company presently leases manufacturing and office facilities under a lease expiring on December 31, 2007 at an annual rental of approximately $62,400 plus utilities and annual escalation adjustments for real estate taxes.

      This lease is between the Company and Prime Real Estate Inc.

6 - SUBSEQUENT EVENTS

      On March 9, 2007, the Company entered into a Stock Purchase Agreement ("Welding Metallurgy, Inc.") with Gales Industries Incorporated, a Delaware Corporation, and the holders of all of the outstanding shares of Welding Metallurgy, Inc. (the "Shareholder"). Pursuant to the Welding Metallurgy Inc. Agreement, subject to the satisfaction of various terms and conditions, the Company will acquire from the Shareholders all of the issued and outstanding capital stock of Welding Metallurgy, Inc.

                            WELDING METALLURGY, INC.

                          COMBINED FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                                  JUNE 30, 2007

                            WELDING METALLURGY, INC.

                                 Index to Report

                                  June 30, 2007

                                                                           PAGES
                                                                           -----

Accountants' Report                                                          1

Comparative Balance Sheets                                                  2-3

Comparative Statements of Income and
  Retained Earnings                                                          4

Comparative Statements of Cash Flows                                        5-6

Supplementary Information:

  Comparative Schedules of Cost of Goods Sold                                7

  Comparative Schedules of Expenses                                          8

                         Independent Accountants' Report

Board of Directors
Welding Metallurgy, Inc.

Gentlemen:

      We have compiled the accompanying Comparative Balance Sheets of Welding Metallurgy, Inc. as of June 30, 2007 and June 30, 2006 and the related Comparative Statements of Income and Retained Earnings and Cash Flows for the period then ended, as well as the accompanying Schedules of Costs of Goods Sold and Expenses in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

      A compilation is limited to presenting in the form of financial statements and supplementary schedules information that is the representation of management. We have not audited nor reviewed the accompanying financial statements and supplementary schedules and, accordingly, we do not express an opinion or any other form of assurance on them.

      Management has elected to omit all the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence users' conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for persons who are not informed about such matters.

                                                    Respectfully submitted,


                                                    BILDNER & GIANNASCO, LLP
                                                    Certified Public Accountants

Jericho, New York
November 7, 2007

                            WELDING METALLURGY, INC.

                           Comparative Balance Sheets

                                                     JUNE 30,          JUNE 30,
               ASSETS                                  2007              2006

CURRENT ASSETS
  Cash and Cash Equivalents                         $  385,595        $1,841,987
  Accounts Receivable                                  534,050           939,847
  Inventory                                            382,851           151,818
  Prepaid Expenses                                          --             6,849
                                                    ----------        ----------

TOTAL CURRENT ASSETS                                $1,302,496        $2,940,501
                                                    ----------        ----------

FIXED ASSETS - AT COST
  Property and Equipment                            $1,716,659        $1,456,178
  Less: Accumulated Depreciation                     1,288,627         1,151,128
                                                    ----------        ----------

FIXED ASSETS - NET                                  $  428,032        $  305,050
                                                    ----------        ----------

OTHER ASSETS
  Loan Receivable                                           --            20,090
                                                    ----------        ----------

TOTAL ASSETS                                        $1,730,528        $3,265,641
                                                    ==========        ==========

             The accompanying audit report and notes are an integral
                            part of these statements.

                            WELDING METALLURGY, INC.

                           Comparative Balance Sheets

               LIABILITIES AND                         JUNE 30,        JUNE 30,
           STOCKHOLDERS' EQUITY                          2007            2006

CURRENT LIABILITIES
 Accounts Payable                                     $  185,259      $   86,264
 Due to Air Industries Mach                                   --              --
 Due to Air Industries Group                                  --              --
 Loan Payable - Officers                                  83,672              --
 Accrued Operating Expenses                                2,390           3,243
                                                      ----------      ----------

TOTAL CURRENT LIABILITIES                             $  271,321      $   89,507
                                                      ----------      ----------

LONG-TERM LIABILITIES
 Notes Payable - Long Term                            $  136,641      $       --
                                                      ----------      ----------

TOTAL LONG-TERM LIABILITIES                           $  136,641      $       --
                                                      ----------      ----------

TOTAL LIABILITIES                                     $  407,962      $   89,507
                                                      ----------      ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
 Common Stock ($300 par value; 100 shares
  authorized and outstanding)                         $      437      $      437
 Equity                                                       --              --
 Retained Earnings                                     1,322,129       3,175,697
                                                      ----------      ----------

TOTAL STOCKHOLDERS' EQUITY                            $1,322,566      $3,176,134
                                                      ----------      ----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                  $1,730,528      $3,265,641
                                                      ==========      ==========

                            WELDING METALLURGY, INC.

             Comparative Statements of Income and Retained Earnings


                                                       FOR THE PERIOD ENDED
                                                       --------------------
                                                    JUNE 30,           JUNE 30,
                                                      2007              2006
                                                      ----              ----

REVENUE                                           $ 1,798,084       $ 2,616,241
                                                  -----------       -----------

COST OF GOODS SOLD                                $   970,964       $ 1,046,496
                                                  -----------       -----------

GROSS PROFIT                                      $   827,120       $ 1,569,745
                                                  -----------       -----------

EXPENSES
  Selling, General, and Administrative            $   577,201       $   409,078
  Interest Expense                                      6,211                --
  Franchise Tax                                            --                --
                                                  -----------       -----------

TOTAL EXPENSES                                    $   583,412       $   409,078
                                                  -----------       -----------

NET INCOME FROM OPERATIONS                        $   243,708       $ 1,160,667

INTEREST INCOME                                         9,343            18,970
                                                  -----------       -----------

NET INCOME FOR PERIOD                             $   253,051       $ 1,179,637

DISTRIBUTIONS                                        (212,696)          (94,000)

RETAINED EARNINGS, BEGINNING OF PERIOD              1,281,774         2,090,060
                                                  -----------       -----------

RETAINED EARNINGS, END OF PERIOD                  $ 1,322,129       $ 3,175,697
                                                  ===========       ===========

                            WELDING METALLURGY, INC.

                      Comparative Statements of Cash Flows

                                                        FOR THE PERIOD ENDED
                                                        --------------------
                                                      JUNE 30,        JUNE 30,
                                                        2007            2006
                                                        ----            ----

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income for Period                             $   253,051     $ 1,179,637
  Adjustments to Reconcile Net Income to Net
   Cash Provided by Operating Activities:
    Depreciation                                         70,956          79,116
  Changes in Assets and Liabilities:
  (Increase) Decrease In -
   Accounts Receivable                                 (263,309)       (214,621)
   Inventory                                           (162,792)         60,707
   Prepaid Expenses                                         354          (5,645)
   Other Current Assets                                  20,090              --
  Increase (Decrease) In -
   Accounts Payable                                      13,313        (126,414)
   Intercompany Payable                                      --              --
   Accrued Operating Costs                              (32,460)        (26,133)
                                                    -----------     -----------

NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES (Forward)                    $  (100,797)    $   946,647
                                                    -----------     -----------

 CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of Equipment                            $    (9,214)    $        --
                                                    -----------     -----------

NET CASH (USED) BY
  INVESTING ACTIVITIES (Forward)                    $    (9,214)    $        --
                                                    -----------     -----------

                            WELDING METALLURGY, INC.

                      Comparative Statements of Cash Flows
                                   (Continued)

                                                        FOR THE PERIOD ENDED
                                                        --------------------
                                                       JUNE 30,       JUNE 30,
                                                         2007           2006
                                                         ----           ----

NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES  (Forward)                    $  (100,797)   $   946,647
                                                     -----------    -----------

NET CASH (USED) BY
  INVESTING ACTIVITIES  (Forward)                    $    (9,214)   $        --
                                                     -----------    -----------

 CASH FLOWS FROM FINANCING ACTIVITIES
   (Decrease) in Bank Debt                           $   (47,827)   $        --
   (Decrease) in Notes Payable - Officers                 83,672             --
   Distributions                                        (212,696)       (94,000)
                                                     -----------    -----------

NET CASH (USED) BY
  FINANCING ACTIVITIES                               $  (176,851)   $   (94,000)
                                                     -----------    -----------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                               $  (286,862)   $   852,647

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                    672,457        989,340
                                                     -----------    -----------

CASH AND CASH EQUIVALENTS,
  END OF PERIOD                                      $   385,595    $ 1,841,987
                                                     ===========    ===========

Supplemental Disclosure of Cash Flow Information:

  Interest Paid                                      $     6,211    $        --
                                                     -----------    -----------

  Income Taxes Paid                                  $        --    $        --
                                                     -----------    -----------

                            SUPPLEMENTARY INFORMATION

                            WELDING METALLURGY, INC.

                   Comparative Schedules of Cost of Goods Sold

                                                        FOR THE PERIOD ENDED
                                                        --------------------
                                                        JUNE 30,      JUNE 30,
                                                         2007          2006

COST OF GOODS SOLD
  Inventory, Beginning                                $  220,059    $  212,525
  Purchases, Hardware, Materials & Sub-Contracting       649,331       337,565
  Direct Labor                                           192,738       190,046
  Manufacturing Overhead                                 291,687       458,178
                                                      ----------    ----------
                                                      $1,353,815    $1,198,314
  Less: Inventory, Ending                                382,851       151,818
                                                      ----------    ----------

COST OF GOODS SOLD                                    $  970,964    $1,046,496
                                                      ==========    ==========

MANUFACTURING OVERHEAD
  Rent                                                $   46,783    $   26,775
  Supplies                                                24,461        20,141
  Equipment Rental                                         2,542         2,542
  Utilities                                               15,136        16,225
  Repairs and Maintenance                                  2,586         1,487
  Depreciation                                            70,956        79,116
  Supervisor and Quality Control                         123,335       305,563
  Payroll Taxes                                            5,888         6,329
                                                      ----------    ----------

TOTAL MANUFACTURING OVERHEAD                          $  291,687    $  458,178
                                                      ==========    ==========

                            WELDING METALLURGY, INC.

                        Comparative Schedules of Expenses

                                                        FOR THE PERIOD ENDED
                                                        --------------------
                                                      JUNE 30,          JUNE 30,
                                                        2007              2006

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES
  Travel                                                 9,986            10,319
  Auto                                                  10,953            11,181
  Entertainment                                          4,179             7,581
  Freight and Delivery                                   9,634            18,099
  Officers' Salaries                                   225,000            60,500
  Other Wages                                          188,385           208,814
  Office Supplies                                        9,268            17,589
  Computer Expense                                      18,411            11,792
  Insurance                                              2,536             2,500
  Hospitalization                                       24,249            16,127
  Telephone                                              3,453             3,415
  Advertising                                               --             1,012
  Dues and Subscriptions                                 4,056             1,506
  Licenses and Fees                                        100               100
  Seminars                                                 900             1,315
  Professional Fees                                     61,151             6,418
  Outside Services                                          --            28,247
  Holiday Party                                            411               254
  Donations                                              4,268             1,118
  Bank Charges                                             261             1,191
                                                      --------          --------

TOTAL SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                             $577,201          $409,078
                                                      ========          ========

(b)   Pro forma financial information

                      Air Industries Group, Inc. (AIRI.ob)
           Unaudited Pro Forma Consolidated Comparative Balance Sheet
                                December 31, 2006

                                                                              Welding
                                                                            Metallurgy,                               AIRI Welding
                                                      AIRI Consolidated         Inc.       Adjustments                Consolidated
                                                      -----------------     -----------    -----------                ------------
ASSETS
Current Assets
Cash and Cash Equivalents                                $ 3,049,140        $   672,457    $   609,832    (a)         $ 4,331,429
Accounts Receivable (Net of Allowance for Doubtful
  Accounts of $176,458 for AIRI)                           5,901,904            270,741                                 6,172,645
Inventory                                                 18,070,514            220,059                                18,290,573
Prepaid Expenses and Other Current Assets                    260,567                354                                   260,921
Deposits                                                     180,456                 --             --                    180,456
                                                         ---------------------------------------------                -----------
Total Current Assets                                      27,462,581          1,163,611        609,832                 29,236,024

Property, Plant, and Equipment, net                        3,697,311            489,775                                 4,187,086
Deferred Financing Costs                                     369,048                 --             --                    369,048
Other Assets                                                  64,373             20,090                                    84,463
Goodwill                                                   6,671,410                 --      4,849,989    (b)(l)       11,521,399
Deposits                                                     471,293                 --             --                    471,293
                                                         ---------------------------------------------                -----------
TOTAL ASSETS                                             $38,736,016        $ 1,673,476    $ 5,459,821                $45,869,313
                                                         =============================================                ===========

Current Liabilities

Accounts Payable and Accrued Expenses                    $ 9,966,048        $   206,797       (432,730)   (h)(k)      $ 9,740,115
Notes Payable Current Portion                                127,776             93,731        (93,731)   (c)             127,776
Notes Payable - Revolver                                   5,027,463                 --                                 5,027,463
Subordinated Note - SCCF                                                                     4,500,000    (j)           4,500,000
Notes Payable - Sellers Sigma - Current Portion              553,804                 --                                   553,804
Notes Payable - Sellers Welding
  Metallurgy - Current Portion                                    --                 --      1,000,000    (d)           1,000,000
Capital Lease Obligations - Current Portion                  407,228                 --                                   407,228
Due to Sellers AIM                                            53,694                 --                                    53,694
Dividends Payable                                            120,003                 --                                   120,003
Deferred Gain on Sale - Current Portion                       38,033                 --                                    38,033
Income Taxes Payable                                         653,426                 --        328,978    (i)             982,404
                                                         ---------------------------------------------                -----------
Total current liabilities                                 16,947,475            300,528      5,302,517                 22,550,520

Long term liabilities
Due to Sellers - Sigma - Net of Current Portion                   --                 --                                        --
Notes Payable - Net of Current Portion                     1,833,799             90,737        (90,737)   (c)           1,833,799
Notes Payable - Sellers AIM - Net of
  Current Portion                                          1,290,562                 --                                 1,290,562
Notes Payable - Sellers Sigma - Net of
  Current Portion                                            722,807                 --                                   722,807
Notes Payable - Sellers Welding Metallurgy - Net
  of Current Portion                                                                         1,000,000    (d)           1,000,000
Capital Lease Obligations - Net of Current Portion           552,589                 --                                   552,589
Deferred Tax Liability                                       512,937                 --                                   512,937
Deferred Gain on  Sale - Net of Current Portion              713,118                 --                                   713,118
Deferred Rent                                                 39,371                 --                                    39,371
                                                         ---------------------------------------------                -----------
TOTAL LIABILITIES                                        $22,612,658        $   391,265    $ 6,211,780                $29,215,703
Commitments and Contingencies
Stockholders' Equity

Preferred Stock - 8,003,716 shares authorized
  Series A Convertible Preferred - $.001 Par value,
  1,000 Shares authorized, 900 shares Issued and
  0 Outstanding

Series B Convertible Preferred - $.001 Par value,
  2,000,000 Shares Authorized, 802,300 Shares
  Issued and Outstanding with an initial
  liquidation value of $8,023,000 (Authorized ,
  Issued and Outstanding for the Proforma
  December 31, 2006)                                     $       802        $        --                               $       802

Common Stock - $.001 Par value, 120,055,746 Shares
  Authorized, 65,314,732 Shares Issued and
  Outstanding as of  December 31, 2006 on a pro
  forma  basis 67,638,348 Shares Issued and
  Outstanding as of December 31,2006                          65,314                437          1,887    (e)              67,638

Additional Paid-In Capital                                 7,898,702                 --                                 7,898,702
Additional Paid-In Capital Series B Preferred              7,352,858                 --                                 7,352,858
Additional Paid-In Capital: Sigma Shares                   1,891,955                 --                                 1,891,955
Additional Paid-In Capital: Welding Shares                        --                 --        564,176    (e)(f)          564,176
Retained Earnings (Accumulated Deficit)                   (1,086,273)         1,281,774     (1,281,774)   (g)          (1,086,273)
Proforma  net effect of P&L adjustments
  (see attached schedule below)                                   --                 --        (36,248)   (h)(i)          (36,248)
                                                         ---------------------------------------------                -----------

Total Stockholders' Equity                                16,123,358          1,282,211       (751,959)                16,653,610
                                                         ---------------------------------------------                -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $38,736,016        $ 1,673,476    $ 5,459,821                $45,869,313
                                                         =============================================                ===========

Notes to Comparative Pro Forma Consolidated & Condensed Balance Sheet

(a) Represents the net proceeds from sale of SCCF Loan Agreement after completing the purchase of Welding Metallurgy and paying soft costs associated with the acquisition, along with notes of as if the deal was done on 12/31/2006

(b) Represents the goodwill resulting from the excess of the purchase price paid for the stock of Welding Metalurgy after adjusting the value of the assets acquired and liabilities assumed to reflect the purchase price if the deal was completed on 12/31/2006.

(c) Represents the payoff of the note to a financial institution satisfied as part of the SPA and the former Officers of Welding Metallurgy if the deal was completed on 12/31/2006.

(d)   Represents the long term portion of the $2.0 MM note purchase price
      (due 8/31/2011; with the first installment $500,000 due 8/24/2008; bearing interest @ 7% per annum commencing 8/24/2008; with quarterly installments therafter of $125,000) accepted by the Welding Metallurgy sellers as part of the purchase.

(e) Represents the elimination the of common stock portion of Welding Metallurgy Stockholders' Equity ($437) partially offset by the book value ($2324) of the pro forma 2,323,626 shares that would have been issued to the sellers as part of the purchase price if the transaction had closed on December 31,2006

(f) Represents the excess over par value of share issued to Welding Metallurgy sellers.

(g) Represents the pro forma elimination of Welding Metallurgy accumulated surplus $1,281,774

(h) Represents interest accrued based on SCCF Loan Agreement $4.5MM @ prime +6 (14.25%) and elimination of $2,480 interest on former Welding Met's notes

(i) Represents 40% estimated tax provision/(benefit) of Welding Met as if it was a C corporation

(j) Issuance of the demand note SCCF Loan Agreement in connection with the Welding Metallurgy acquisition

(k) Represents adjustment to former Welding Met Officer's salaries ($1,221,500) and adjusted for one officer now an employee of Air Industries Group, Inc earning $150,000 annual salary

(l) Represents the $2.0mm note resulting from Welding Met acquisition reduced to reflect the accretion of the interest as a result of imputed interest for one year @7% ($140,000)

                    Air Industries Group, Inc. (AIRI.ob)
                Unaudited Pro Forma Combined Statement Of Income
                                December 31, 2006

                                                                                 Welding
                                                                      AIRI      Metallurgy,                         AIRI Welding
                                                                  Consolidated     Inc.         Adjustments         Consolidated
                                                                  ------------  -----------     -----------         ------------
Net Sales                                                         $ 51,024,410  $ 4,456,376                         $ 55,480,786

Cost of Sales                                                       40,825,436    2,011,151                         $ 42,836,587
                                                                  ------------  -----------      ----------         ------------

Gross Profit                                                        10,198,974    2,445,225              --           12,644,199

Operating costs and expenses
     Selling and marketing                                           1,524,858        1,012                         $  1,525,870
     General and administrative                                      6,007,640    1,965,338      (1,071,500) (k)    $  6,901,478
                                                                  ------------  -----------      ----------         ------------
Income (Loss) from operations                                        2,666,476      478,875       1,071,500            4,216,851

Other (income) and expenses:
     Interest & financing costs (net)                                1,230,692      (51,264)       $778,770 (h)(l)  $  1,958,198
     Gain on Sale of Life Insurance Policy                             (53,047)          --                         $    (53,047)
     Gain on Sale of Real Estate                                      (300,037)          --                         $   (300,037)
     Other Income                                                     (435,627)          --                         $   (435,627)
     Other Expenses                                                    247,084          425                         $    247,509
                                                                  ------------  -----------      ----------         ------------
Net Income (Loss) before provision for income taxes                  1,977,411      529,714         292,730            2,799,855

     Provision for income taxes                                      1,232,915      211,886 (i)     117,092 (i)     $  1,561,893
                                                                  ------------  -----------      ----------         ------------
     Net Income (Loss)                                            $    744,496  $   317,828      $  175,638         $  1,237,962
                                                                  ------------  -----------      ----------         ------------

     Proforma dividend attributable to preferred stockholders          561,610                                           561,610
                                                                  ------------                                      ------------

     Proforma  net earnings attributable to common stockholders        182,886                                           676,352
                                                                  ============                                      ============

     Earnings per share (basic)                                                                                     $       0.02
                                                                                                                    ============

     Earnings per share (diluted)                                                                                   $       0.01
                                                                                                                    ============

     Weighted average shares outstanding (basic)                                                                      42,460,513 (m)
                                                                                                                    ============

     Weighted average shares outstanding (diluted)                                                                    46,803,612 (m)
                                                                                                                    ============

Notes to Comparative Pro Forma Statement Of Operations

(h) Represents interest accrued based on SCCF Loan Agreement $4.5MM @ prime +6 (14.25%) and elimination of $2,480 interest on former Welding Met's notes

(i) Represents 40% estimated tax provision/(benefit) of Welding Met as if it was a C corporation

(j)   intentionally omitted

(k) Represents adjustment to former Welding Met Officer's salaries ($1,221,500) and adjusted for one officer now an employee of Air Industries Group, Inc earning $150,000 annual salary

(l) Represents the $2.0mm note resulting from Welding Met acquisition reduced to reflect the accretion of the interest as a result of imputed interest for one year @7% ($140,000) imputed interest for one year @7% ($140,000)

(m) adjusted for the change in the weighted average shares as a result of the proforma Welding Met Shares

                      Air Industries Group, Inc. (AIRI.ob)
           Unaudited Pro Forma Consolidated Comparative Balance Sheet
                                 June 30, 2007

                                                                      Welding
                                                       AIRI         Metallurgy,                                       AIRI Welding
                                                   Consolidated        Inc.       Adjustments                         Consolidated
                                                   ------------    -----------    -----------                         ------------
ASSETS

Current Assets

Cash and Cash Equivalents                          $  1,010,522    $   385,595    $ (226,326)     (a)(m)(o)(q)        $  1,169,791
Accounts Receivable (Net of Allowance for
  Doubtful Accounts of $244,597 for AIRI)             6,331,004        534,050                                           6,865,054
Inventory                                            20,360,593        382,851                                          20,743,444
Prepaid Expenses and Other Current Assets               261,082              -                                             261,082
Deposits                                                692,578              -              -                              692,578
                                                   ------------------------------------------                         ------------

Total Current Assets                                 28,655,779      1,302,496       (226,326)                          29,731,949

Property, Plant, and Equipment, net                   3,394,883        428,032                                           3,822,915
Deferred Financing Costs                                346,820              -                                             346,820
Other Assets                                            486,885              -                                             486,885
Goodwill                                              6,434,282              -      4,949,634          (b)              11,383,916
Income Taxes Receivable                                  60,260              -                                              60,260
Deposits                                                424,490              -                                             424,490
                                                   ------------------------------------------                         ------------

                                                   ------------------------------------------                         ------------
TOTAL ASSETS                                       $ 39,803,399    $ 1,730,528    $ 4,723,308                         $ 46,257,235
                                                   ===========================================                        ============

Current Liabilities

Accounts Payable and Accrued Expenses              $  7,501,566    $   187,649        103,263  (h)(k)(l)(n)(o)(p)(q)  $  7,792,478
Notes Payable Current Portion                           127,776         83,672        (83,672)         (c)                 127,776
Notes Payable - Revolver                              9,899,414              -                                           9,899,414
Subordinated Note - SCCF                                                            4,500,000          (j)               4,500,000
Notes Payable - Sellers AIM- Current Portion            192,400                                                            192,400
Notes Payable - Sellers Sigma- Current Portion          362,604              -                                             362,604
Notes Payable - Sellers Welding Metallurgy -
  Current Portion                                             -              -        500,000     (d)(m)(o)(q)             500,000
Capital Lease Obligations - Current Portion             166,397              -                                             166,397
Due to Sellers AIM                                            -              -                                                   -
Dividends Payable                                       120,003              -                                             120,003
Deferred Gain on Sale - Current Portion                  38,033              -                                              38,033
Income Taxes Payable                                          -              -         39,790          (i)                  39,790
                                                   ------------------------------------------                         ------------

Total current liabilities                            18,408,193        271,321      5,059,381                           23,738,895

Long term liabilities

Due to Sellers - Sigma - Net of Current
  Portion                                                     -              -                                                   -
Notes Payable - Net of Current Portion                  709,070        136,641       (136,641)         (c)                 709,070
Notes Payable - Sellers AIM - Net of Current
  Portion                                             1,074,573              -                                           1,074,573
Notes Payable - Sellers Sigma - Net of
  Current Portion                                       529,100              -                                             529,100
Notes Payable - Sellers Welding Metallurgy -
  Net of Current Portion                                                              750,000          (d)                 750,000
Capital Lease Obligations - Net of Current
  Portion                                               776,988              -                                             776,988
Deferred Tax Liability                                  695,379              -                                             695,379
Deferred Gain on  Sale - Net of Current
  Portion                                               694,101              -                                             694,101
Deferred Rent                                           134,487              -                                             134,487
                                                   ------------------------------------------                         ------------

TOTAL LIABILITIES                                  $ 23,021,891    $   407,962    $ 5,672,740                         $ 29,102,593
Commitments and Contingencies
Stockholders' Equity
  Preferred Stock - 8,003,716 shares
    authorized Series A Convertible
    Preferred - $.001 Par value, 1,000
    Shares authorized, 900 shares Issued
    and 0 Outstanding
Series B Convertible Preferred - $.001 Par
  value, 2,000,000                                 $        802    $         -                                        $        802
  Shares Authorized, 802,300 Shares Issued
    and Outstanding with an initial
    liquidation value of $8,023,000
    (Authorized , Issued and Outstanding for
    the Proforma December 31, 2006)
Common Stock - $.001 Par value, 120,055,746
  Shares Authorized, 67,008,507 Shares Issued
  and Outstanding as of  June 30, 2007 on a
  pro forma  basis 69,100,978 Shares Issued
  and Outstanding as of June 30,2007                     67,009            437          1,655           (e)                 69,101
Additional Paid-In Capital                            8,942,086              -                                           8,942,086
Additional Paid-In Capital Series B Preferred         7,352,858              -                                           7,352,858
Additional Paid-In Capital: Sigma Shares              1,891,955              -                                           1,891,955
Additional Paid-In Capital: Welding Shares                    -              -        564,408         (e)(f)               564,408
Retained Earnings (Accumulated Deficit)              (1,473,202)     1,322,129     (1,322,129)          (g)             (1,473,202)
Proforma  net effect of P&L adjustments (see
  attached schedule below)                                    -              -       (193,366)  (h)(i)(k)(l)(n)(p)        (193,366)
                                                   ------------------------------------------                         ------------

Total Stockholders' Equity                           16,781,508      1,322,566       (949,432)                          17,154,642

                                                   ------------------------------------------                         ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 39,803,399    $ 1,730,528    $ 4,723,308                         $ 46,257,235
                                                   ==========================================                         ============

Notes to Comparative Pro Forma Consolidated & Condensed Balance Sheet

(a) Represents the net proceeds from sale of SCCF Loan Agreement after completing the purchase of Welding Metallurgy and paying soft costs associated with the acquisition, along with notes of Welding Metallurgy as if the deal was done on 6/30/2007

(b) Represents the goodwill resulting from the excess of the purchase price paid for the stock of Welding Metalurgy after adjusting the value of the assets acquired and liabilities assumed to reflect the purchase price if the deal was completed on 6/30/2007

(c) Represents the payoff of the note to a financial institution satisfied as part of the SPA and the former Officers of Welding Metallurgy if the deal was completed on 6/30/2007

(d)   Represents the long term portion of the $2.0 MM note purchase price
      (due 8/31/2011; with the first installment $500,000 due 8/24/2008; bearing interest @ 7% per annum commencing 8/24/2008; with quarterly installments therafter of $125,000) accepted by the Welding Metallurgy sellers as part of the purchase.

(e) Represents the elimination the of common stock portion of Welding Metallurgy Stockholders' Equity ($437) partially offset by the book value ($2092) of the pro forma 2,092,471 shares that would have been issued to the sellers as part of the purchase price if the transaction had closed on June 30,2007

(f) Represents the excess over par value of share issued to Welding Metallurgy sellers.

(g) Represents the pro forma elimination of Welding Metallurgy accumulated surplus $1,322,566

(h) Represents interest accrued based on SCCF Loan Agreement $4.5MM @ prime +6 (14.25%) @ 6 months for 2007 and elimination of $6,211 interest on former Welding Met's notes

(i) Represents 40% estimated tax provision/(benefit) of Welding Met as if it was a C corporation

(j) Issuance of the demand note SCCF Loan Agreement in connection with the Welding Metallurgy acquisition

(k)   Represents elimination of Welding Met's legal fees @ 6/30/07 ($61,151)

(l) Represents adjustment to former Welding Met Officer's salaries @ 6/30/07 ($225,000) and adjusted for one officer now an employee of Air Industries Group, Inc earning $150,000 annual salary for six months earning ($75,000)

(m) Represents the payment of the first installment of the $2.0MM note all as principal ($500K)

(n) Represents the interest accrual ($26,250) on residual principal $1.5MM note (aforementioned $2.0mm note) after initial $500K principal payment @ 7% per annum for the first qtr

(o) Represents the first qtrly payment of principal and interest of $1.5MM note (aforementioned $2.0 mm note)($125,000 principal and $26,250 interest)

(p) Represents the interest accrual ($24,063) on residual principal $1.375MM note (aforementioned $2.0mm note) after initial $500K principal payment and 1st qtr principal payment of $125k @ 7% per annum for the second qtr

(q) Represents the first qtrly payment of principal and interest of $1.375MM note (aforementioned $2.0 mm note)($125,000 principal and $24,063 interest)

                      Air Industries Group, Inc. (AIRI.ob)
                 Unaudited Pro Forma Combined Satement Of Income
                                 June 30, 2007

                                                                               Welding
                                                                  AIRI       Metallurgy,                            AIRI Welding
                                                              Consolidated       Inc.         Adjustments           Consolidated
                                                              ------------   -----------      -----------           ------------
Net Sales                                                     $ 18,477,666   $ 1,798,084                            $ 20,275,750

Cost of Sales                                                   14,856,182       970,964                            $ 15,827,146
                                                              ------------   -----------       ---------            ------------

Gross Profit                                                     3,621,484       827,120               -               4,448,604

Operating costs and expenses
      Selling and marketing                                        620,878             -                            $    620,878
      General and administrative                                 2,836,412       577,201        (211,151)(k)(l)     $  3,202,462
                                                              ------------   -----------       ---------            ------------
Income (Loss) from operations                                      164,194       249,919         211,151                 625,264

Other (income) and expenses:
      Interest & financing costs (net)                             411,823        (3,132)      $ 364,727 (h)(n)(p)  $    773,418
      Gain on Sale of Life Insurance Policy                              -             -                            $          -
      Gain on Sale of Real Estate                                  (19,018)            -                            $    (19,018)
      Other Income                                                  (9,887)            -                            $     (9,887)
      Other Expenses                                                25,304             -                            $      25,304
                                                              ------------   -----------       ---------            ------------
Net Income (Loss) before provision for income taxes               (244,028)      253,051        (153,576)               (144,553)

      Provision/(Benefit) for income taxes                         142,903       101,220 (i)     (61,430) (i)       $    182,693
                                                              ------------   -----------       ---------            ------------
      Net Income (Loss)                                       $   (386,931)  $   151,831       $ (92,146)           $   (327,246)
                                                              ------------   -----------       ---------            ------------

      Less dividend attributable to preferred stockholders         110,964                                               110,964
                                                              ------------                                          ------------

      Net loss attributable to common stockholders            $   (497,895)                                         $   (438,210)
                                                              ============                                          ============

      Loss Per Share (basic and diluted)                                                                            $      (0.01)
                                                                                                                    ============

      Weighted average shares outstanding (basic and diluted)                                                         64,333,885 (o)
                                                                                                                    ============

Notes to Comparative Pro Forma Statement Of Operations

(h) Represents interest accrued based on SCCF Loan Agreement $4.5MM @ prime +6 (14.25%) @ 6 months for 2007 and elimination of $6,211 interest on former Welding Met's notes

(i) Represents 40% estimated tax provision/(benefit) of Welding Met as if it was a C corporation

(j)   intentionally omitted

(k)   Represents elimination of Welding Met's legal fees ($61,151)

(l) Represents adjustment to former Welding Met Officer's salaries @ 6/30/07 ($225,000) and adjusted for one officer now an employee of Air Industries Group, Inc earning $150,000 annual salary for six months earning ($75,000)

(m)   intentionally omitted

(n) Represents the interest accrual ($26,250) on residual principal $1.5MM note (aforementioned5$2.0mminote)laftereinitial $500Knprincipalhpayment
      @t7% per annum for the first qtr

(o)   intentionally omitted

(p) Represents the interest accrual ($24,063) on residual principal $1.375MM note (aforementioned $2.0mm note) after initial $500K principal payment and 1st qtr principal payment of $125k @ 7% per annum for the second qtr

(q) adjusted for the change in the weighted average shares as a result of the proforma Welding Met Shares

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007       AIR INDUSTRIES GROUP, INC.


                               By: /s/ Louis A.Giusto
                                   --------------------------------------------
                               Name: Louis A.Giusto
                               Title: Vice Chairman and Chief Financial Officer